EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED AUGUST 17, 2012 TO PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE PORTFOLIOS AND CHANGE IN EXPENSES

On August 9, 2012, the Board of Trustees (the “Board”) of Northern Institutional Funds approved the reorganization of the Portfolios of Northern Institutional Funds listed in the table below (each an “Acquired Fund” and collectively the “Acquired Funds”) pursuant to a Plan of Reorganization, which contemplates the reorganization of each Acquired Fund into a corresponding existing series of Northern Funds as set forth below under the heading Acquiring Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds,” together with the Acquired Funds, the “Funds”). Each reorganization is expected to take effect on or about the dates set forth in the table below. The reorganization does not require a shareholder vote.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
NIF Large Cap Equity Portfolio	NF Large Cap Equity Fund	November 9, 2012
NIF Large Cap Growth Portfolio	NF Large Cap Growth Fund	November 9, 2012
NIF International Equity Portfolio	NF International Equity Fund	November 9, 2012
NIF Equity Index Portfolio	NF Stock Index Fund	November 2, 2012
NIF International Equity Index Portfolio	NF International Equity Index Fund	November 2, 2012
NIF Small Company Index Portfolio	NF Small Cap Index Fund	November 2, 2012

The estimated pro forma total net annual fund operating expense ratio (after expense reimbursements) of the combined NF Large Cap Equity Fund after the reorganization, not taking into account any Acquired Fund Fees and Expenses, is expected to be nine basis points higher than the current total net annual fund operating expense ratio (after fee waivers and expense reimbursements) of the NIF Large Cap Equity Portfolio.

After considering the recommendation of Northern Trust Investments, Inc., each Fund’s investment adviser, the Board concluded that such reorganization would be in the best interests of each Portfolio and its shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization of each Portfolio should be effected on a tax-free basis for federal income tax purposes. More information about each Acquiring Fund and the definitive terms of the reorganization will be included in a prospectus/information statement that will be mailed to shareholders at a later date.

Effective September 28, 2012, the Large Cap Equity Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Equity Index Portfolio, International Equity Index Portfolio and Small Company Index Portfolio are closed to new investment, other than the reinvestment of dividends. If a shareholder redeems shares within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

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The following disclosure is added under “PORTFOLIO MANAGEMENT” on page 24 of the Prospectus:

LEGAL PROCEEDINGS

In 2007, the Equity Index Portfolio was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. On December 8, 2008, Tribune filed for bankruptcy in the U.S. Bankruptcy Court for the District of Delaware.

On December 7, 2010, Northern Institutional Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). On June 2, 2011, a second suit was initiated by certain creditors of Tribune and named Northern Institutional Funds as a defendant in the Delaware Superior Court with respect to claims related to the Tribune LBO (Niese et al. v. A.G. Edwards, Inc. et al.), which was subsequently removed to federal court in the United States District Court, District of Delaware. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Institutional Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.).

Each of the above proceedings to which Northern Institutional Funds is a party attempts to “clawback” the proceeds paid out in connection with the LBO. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the LBO. Each of the above proceedings has now been consolidated into a Multi-District Litigation (“MDL”) proceeding, pending in the Southern District of

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

New York. Except for certain administrative and organizational matters, the cases have generally been stayed pursuant to orders of the Court. It is expected that in August 2012, the Court in the MDL proceeding will enter an order modifying the stay and establishing a schedule and process with respect to certain of the proceedings.

The value of the proceeds received by the Equity Index Portfolio in the LBO was approximately $371,000. The Portfolio cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Portfolio or any member of the putative defendant class, and the Portfolio intends to vigorously defend any lawsuit. The Portfolio is currently assessing the cases, but the value of the proceeds is not considered to be material to the Equity Index Portfolio’s net asset value.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT EQTY (8/12)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS